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                                 EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT



We consent to the use and incorporation by reference in this Registration Statement on Form S-3 of Applebee's International, Inc. of our report dated
May 15, 1995, appearing in the Prospectus, which is part of this Registration Statement, and appearing in Form 8-K of Applebee's International, Inc. dated
May 15, 1995. We also consent to the reference to us under the heading "Experts" in this Registration Statement.






DELOITTE & TOUCHE LLP
Kansas City, Missouri
July 5, 1995